SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 3)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

June 7, 2013

Date of Report (Date of earliest event reported)

INERGY MIDSTREAM, L.P.

(Exact name of Registrant as specified in its charter)

Delaware	001-35377	20-1647837
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Two Brush Creek Boulevard, Suite 200

Kansas City, Missouri 64112

(Address of principal executive offices)

(816) 842-8181

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment No. 3 on Form 8-K/A (“Amendment No. 3”) amends Amendment No. 2 to the Current Report on Form 8-K/A of Inergy Midstream, L.P. (“NRGM”) filed with the Securities and Exchange Commission on September 20, 2013 (the “Amendment No. 2 Filing”). This Amendment No. 3 is being filed solely to check the “Written communications pursuant to Rule 425 under the Securities Act” box on the front cover page of this Amendment No. 3. No other changes to the Amendment No. 2 Filing are being made pursuant to this Amendment No. 3.

Item 8.01 Other Events

On September 13, 2013, NRGM closed the previously announced offering of 11,000,000 common units representing limited partner interests in NRGM (the “Common Units”) at a price to the public of $22.50 per Common Unit ($21.69 per Common Unit, net of underwriting discounts) (the “Equity Offering”).

As previously announced, on May 5, 2013, NRGM entered into a series of definitive agreements, including an Agreement and Plan of Merger, by and among NRGM GP, LLC, a Delaware limited liability company, Intrepid Merger Sub, LLC, a Delaware limited liability company and a wholly-owned subsidiary of NRGM (“Merger Sub”), Inergy, L.P., a Delaware limited partnership, Crestwood Midstream Partners LP, a Delaware limited partnership (“CMLP”), Crestwood Gas Services GP LLC, a Delaware limited liability company, and Crestwood Holdings LLC, a Delaware limited liability company, whereby Merger Sub will merge with and into CMLP at the effective time of the merger, with CMLP surviving the merger (the “Merger”).

Unaudited pro forma financial information of NRGM to give effect to the Merger and the Equity Offering is attached as Exhibit 99.1 to this Current Report and incorporated by reference herein. A diagram depicting the simplified organizational structure of NRGM and CMLP following the completion of the Equity Offering and the Merger is attached as Exhibit 99.2 to this Current Report and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(b) Pro Forma Financial Information.

Unaudited pro forma condensed combined consolidated financial information of NRGM is filed as Exhibit 99.1 to this Amendment No. 1 and incorporated herein by reference:

•	Introduction

•	Unaudited pro forma condensed combined consolidated balance sheet as of June 30, 2013

•	Unaudited pro forma condensed combined consolidated statements of operations for the year ended December 31, 2012

•	Unaudited pro forma condensed combined consolidated statements of operations for the six months ended June 30, 2013

•	Notes to unaudited pro forma condensed combined consolidated financial statements

(d) Exhibits

Exhibit No.	Description

99.1	Inergy Midstream, L.P. Unaudited Pro Forma Condensed Combined Consolidated Financial Information.

99.2	Simplified Organizational Structural Diagram.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INERGY MIDSTREAM, L.P.

	By:	NRGM GP, LLC, its General Partner

Date: September 25, 2013	By:	/s/ Michael J. Campbell
Michael J. Campbell Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Inergy Midstream, L.P. Unaudited Pro Forma Condensed Combined Consolidated Financial Information.

99.2	Simplified Organizational Structural Diagram.